Filed pursuant to Rule 497(e)

Registration No. 333-07305

1940 Act File No. 811-07685

FRONTIER FUNDS, INC.

Supplement to Prospectus Dated October 31, 2023

Frontier HyperiUS Global Equity Fund

Institutional Class Shares (FHYPX)

Service Class Shares (FHGSX)

The Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”), based upon the recommendation of Frontegra Asset Management, Inc. (“Frontegra”), has determined to liquidate the Frontier HyperiUS Global Equity Fund (the “Fund”). Frontegra is the Fund’s investment adviser and Hyperion Asset Management Limited doing business as H.A.M.L. is the Fund’s subadviser. After considering a variety of factors, the Board concluded that it would be advisable and in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Company, effective as of the close of business on the liquidation date, June 10, 2024.

The Board approved a Plan of Liquidation that determines the manner in which the Fund will be liquidated. Pursuant to the Plan of Liquidation and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases, additional investments and incoming exchanges, except for purchases made through an automatic investment program or the reinvestment of any distributions or a purchase exception that is approved by the officers of the Company, effective after market close on May 22, 2024. After the Fund is closed to new investments, shareholders will be permitted to exchange their shares of the Fund for shares of the other available Frontier Funds or to redeem their shares of the Fund, as provided in the Fund’s prospectus, until the liquidation date. No redemption fees will be imposed by the Fund in connection with redemptions or exchanges; however, please note that your financial intermediary may charge fees in connection with redemptions or exchanges.

Prior to the June 10, 2024, liquidation date, the Fund will no longer actively pursue its stated investment objective, and H.A.M.L. will begin to liquidate the Fund’s portfolio. The Fund’s portfolio managers will likely increase the Fund’s assets held in cash and cash equivalents in order to prepare for an orderly liquidation and to meet anticipated redemption requests. As a result, the Fund is expected to deviate from its stated investment objective, policies and strategies.

Pursuant to the Plan of Liquidation, any shareholder who has not exchanged or redeemed their shares of the Fund prior to the liquidation date of June 10, 2024, will have their shares redeemed and will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund as of the liquidation date, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings. The automatic redemption of Fund shares on the liquidation date will generally be treated the same as any other redemption of Fund shares for tax purposes, so that shareholders (other than tax-exempt accounts) will recognize gain or loss for income tax purposes on the redemption of their Fund shares in the liquidation. In addition, the Fund and its shareholders will bear transaction costs and tax consequences associated with the disposition of the Fund’s portfolio holdings prior to the liquidation date. The Fund expects to have declared and paid a distribution or distributions, which, together with all previous such distributions, will have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income and net capital gain (after reductions for any available capital loss carryforward), if any, realized in the taxable periods ending on or prior to the liquidation date. The distribution or distributions will include any additional amounts necessary to avoid federal income or excise tax. Shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is May 21, 2024.